GUARANTY                                             FLEET RETAIL FINANCE INC.

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          FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF
WHICH ARE ACKNOWLEDGED, the undersigned HARRISON INVESTMENT CORP., a Delaware corporation with a usual place of business at 1105 North Market Street (Suite
1300), Wilmington, Delaware 19801 unconditionally guaranties in accordance with the terms hereof and without any prior written notice, the payment and performance all of the Liabilities (as defined below) of Lechters, Inc., a New Jersey corporation, having a principal address of One Cape May Street, Harrison, New Jersey 07029 (the "LEAD BORROWER") and its Subsidiaries who are designated as additional Borrowers under the Loan Agreement as defined below, so referred to herein (the "SUBSIDIARIES"; together with the Lead Borrower, the "BORROWERS" and individually, a "BORROWER") to FLEET RETAIL FINANCE INC. (the "AGENT"), a Delaware corporation with its principal executive offices at 40 Broad Street, Boston, Massachusetts 02109, as agent for itself and the benefit of the Lenders under that certain Loan and Security Agreement dated of even date herewith among the Agent, the Lenders, and the Borrowers (as it may be amended, restated, extended, renewed, replaced or otherwise modified from time to time, the "LOAN AGREEMENT").

          The obligations of the undersigned hereunder shall be due and payable on demand of the Agent made no sooner than the Key Date (defined below).

          DEFINITIONS. As used herein, the following terms have the following meanings:

"Liabilities" includes all "Liabilities", as defined in the Loan Agreement, plus all liabilities of the undersigned hereunder.

"Costs of Collection" includes, without limitation, all attorneys' reasonable fees and reasonable out-of-pocket expenses incurred by the Agent's attorneys, and all reasonable costs and expenses incurred by the Agent, including, without limitation, costs and expenses associated with travel on behalf of the Agent,

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     which fees, costs and expenses are directly or indirectly related to or in respect of the Agent's administration, negotiation, documentation, and amendment of the Liabilities, this Guaranty, and any other instrument or agreement executed in connection with or relating to the Liabilities, and in the Agent's efforts to preserve, protect, collect, or enforce the Liabilities and/or the Agent's Rights and Remedies or any of the Agent's rights and remedies against or in respect of the Borrowers, and/or the undersigned, and/or any other guarantor or other person liable in respect of the Liabilities or any collateral granted to the Agent by the Borrowers, and/or the undersigned, and/or such guarantor, or other person (whether or not suit is instituted by or against the Agent). The Costs of Collection shall be added to the Liabilities, as if such had been lent, advanced, and credited by the Agent to, or for the benefit of, the Borrowers.

"KEY DATE": The soonest of the following:

               (a) Substantial completion by the Agent of the Agent's disposition, in the exercise by the Agent of the Agent's rights and remedies as secured creditor of the Borrowers upon default, of the Collateral granted to the Agent by the Borrowers

               (b) The day on which the Agent first makes demand upon the Borrowers to repay the Liabilities in full.

               (c) The occurrence of an Event of Default under the Loan Agreement. (d) The failure by the Borrowers, following the Agent's having made demand upon the Borrowers to repay the Liabilities in full, to voluntarily relinquish possession of the Collateral granted by the Agent to the Borrowers upon demand for such possession by the Agent.

"TRADEMARK SECURITY AGREEMENT". shall mean that certain Trademark Security
     Agreement dated as of November 30, 1999 between the undersigned and the Agent, for the benefit of the Lenders.


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          INDEMNIFICATION. FOR SAID GOOD AND VALUABLE CONSIDERATION, the
undersigned shall also indemnify, defend, and hold the Agent, or any agent, employee, officer, or representative of the Agent, harmless of and from any claim (other than any claim as to which a final determination is made in a judicial proceeding in which the Agent has had an opportunity to be heard, which determination includes a specific finding that the Agent had acted in a grossly negligent manner or in actual bad faith or had engaged in willful misconduct) brought or threatened against the Agent or any such person so indemnified by: the Borrowers, or any one of them; the undersigned, any other guarantor or endorser of the Liabilities or any other person (as well as from attorneys' reasonable fees and reasonable expenses in connection therewith) on account of the Agent's relationship with the Borrowers, the undersigned, or any other guarantor or endorser of the Liabilities (each of which may be defended, compromised, settled, or pursued by the Agent with counsel of the Agent's selection, but at the expense of the undersigned).

          INTEREST. The undersigned will pay on demand interest on all amounts due to the Agent under this Guaranty, or arising under any documents, instruments, or agreements relating to any collateral securing this Guaranty, from the time the Agent first demands payment of this Guaranty at a rate (determined based upon a 360 day year and actual days elapsed) equal to the lesser from time to time of (a) the aggregate of the Base Rate from time to time announced by the Agent (or, if said bank ceases to announce such a rate, the functional equivalent rate or index selected in good faith by the Agent) plus Three Percent (3.0 %) per annum or (b) the highest rate of interest which under the circumstances may be under applicable law.

          OBLIGATIONS NOT AFFECTED. The obligations of the undersigned hereunder shall not be affected by: any fraudulent, illegal, or improper act by the Borrowers, the undersigned or any person liable or obligated to the Agent for or on the Liabilities; any release, discharge, or invalidation, by operation or law or otherwise, of the Liabilities; or the legal incapacity of the Borrowers, the undersigned, or any other person liable or obligated to the Agent for or on the Liabilities. Interest and Costs of Collection shall continue to accrue and shall continue to be deemed Liabilities guarantied hereby notwithstanding any stay to the enforcement thereof against the Borrowers or the disallowance of any claim therefor against the Borrowers.


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          INCORPORATION OF ALL DISCUSSIONS. The within instrument incorporates all discussions and negotiations between the undersigned and the Agent concerning the guaranty and indemnification provided by the undersigned hereby. No such discussions or negotiations shall limit, modify, or otherwise affect the provisions hereof. No provision hereof may be altered, amended, waived cancelled or modified, except by a written instrument executed, sealed, and acknowledged by a duly authorized officer of the Agent.

          GENERAL WAIVERS. The undersigned waives: presentment, demand, notice, and protest with respect to the Liabilities and this Guaranty; any delay on the part of the Agent; any right to require the Agent to pursue or to proceed against the Borrowers or any collateral which the Agent might have been granted to secure the Liabilities or to secure the obligations of the undersigned hereunder; any benefit of, and any right to participate in, any collateral which may secure the Liabilities; any claim which the undersigned may have or to which the undersigned may become entitled to the extent that such claim might otherwise cause any transfer to the Agent by or on behalf of the Borrowers to be avoided as having been, or in the nature of, a preference; and notice of acceptance of this Guaranty.

          WAIVER OF SUBROGATION. The undersigned shall not undertake any of the following:

               (a) Exercise of any right against the Borrowers, by way of subrogation, reimbursement, indemnity, contribution, or the like unless and until all Liabilities have been irrevocably paid and satisfied in full.

               (b) The filing of any proof of any claim in competition with the Agent in respect of any payment hereunder in any bankruptcy or insolvency proceedings of any nature.

               (c) The claiming of any set-off or counterclaim against the Borrowers in respect of any liability of the undersigned to the Borrowers.

          SUBORDINATION. The payment of any amounts due with respect to any indebtedness of the Borrowers now or hereafter to the undersigned (as trustee and not individually) for borrowed money is hereby subordinated to the prior payment in full of the Liabilities. The


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undersigned will not demand, sue for, or otherwise attempt to collect any such indebtedness. Any amounts which are collected, enforced and received by the undersigned shall be held by the undersigned as trustee for the Agent and shall be paid over to the Agent on account of the Liabilities without affecting in any manner the liability of the undersigned under this Guaranty.

          AGENT'S BOOKS AND RECORDS. The books and records of the Agent showing the account between the Agent and the Borrowers shall be admissible in any action or proceeding and constitute prima facie evidence and proof of the items contained therein.

          CHANGES IN LIABILITIES. The undersigned assents to any indulgence or waiver which the Agent might grant or give the Borrowers and/or any other person liable or obligated to the Agent for or on the Liabilities. The undersigned authorizes the Agent to alter, amend, cancel, waive, or modify any term or condition of the Liabilities and of the obligations of any other person liable or obligated to the Agent for or on the Liabilities, without notice to, or consent from, the undersigned. The undersigned authorizes the Agent to complete this Guaranty and any instrument or other document which evidences or relates to the Liabilities, to the extent that this Guaranty or such instrument or other document, upon delivery to the Agent, is incomplete in any respect. No compromise, settlement, or release by the Agent of the Liabilities or of the obligations of any such other person (whether or not jointly liable with the undersigned) and no release of any collateral securing the Liabilities or securing the obligations of any such other person shall affect the obligations of the undersigned hereunder. No action by the Agent which has been assented to herein shall affect the obligations of the undersigned to the Agent hereunder.

          COSTS OF ENFORCEMENT. The undersigned will pay on demand all Cost of Collection.

          BINDING EFFECT. This instrument shall inure to the benefit of the Agent, its successors and assigns; shall be binding upon the heirs, successors, representatives, and assigns of the undersigned; and shall apply to all Liabilities of the Borrowers and any successor to the Borrowers, including any successor by operation of law.


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          AGENT'S RIGHTS AND REMEDIES. The rights, powers, privileges, and discretions of the Agent hereunder (herein, the "AGENT'S RIGHTS AND Remedies") shall be cumulative and not exclusive of any rights or remedies which it would otherwise have and may be exercised by the Agent at such time or times and in such order of preference as the Agent in its sole discretion may determine. No delay or omission by the Agent in exercising or enforcing any of the Agent's Rights and Remedies shall operate as, or constitute a waiver thereof. No waiver by the Agent of any of the Agent's Rights and Remedies or of any default or remedies under any other agreement with the undersigned, or of any default under any agreement with the Borrowers, or any other person liable or obligated for or on the Liabilities, shall operate as a waiver of any other of the Agent's Rights and Remedies or of any default or remedy hereunder or thereunder, unless by its terms it expressly so provides. No exercise of any of the Agent's Rights and Remedies and no other agreement or transaction of whatever nature entered into between the Agent and the undersigned, and the Borrowers, and/or any such other person at any time shall preclude any other exercise of the Agent's Rights and Remedies, unless by its terms is expressly so provides. No waiver by the Agent of any of the Agent's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver, unless by its terms is expressly so provides.

          COPIES AND FACSIMILES. This instrument and all documents which have been or may be hereinafter furnished by the undersigned to the Agent may be reproduced by the Agent by any photographic, microfilm, xerographic, digital imaging, or other process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile which bears proof of transmission shall be binding on the party which such transmission was initiated and likewise so admissible in evidence as if the original of such facsimile had been delivered to the party which such transmission was received.

          CHOICE OF LAWS. Pursuant to Section 5-1401 of the New York General Obligations Law, this instrument shall be governed, construed, and interpreted in accordance with the laws of the State of New York.


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          CONSENT TO JURISDICTION. (a) Pursuant to Section 5-1402 of the New
York General Obligations Law, the undersigned agrees that any legal action, proceeding, case, or controversy against the undersigned with respect to this Guaranty or otherwise, may be brought in any competent New York State or United States Federal Court sitting in New York Court, the State of New York, as the Agent may elect in the Agent's sole discretion. By execution and delivery of this Guaranty, the undersigned accepts, submits, and consents generally and unconditionally, to the jurisdiction of the aforesaid courts.

          (b) The undersigned WAIVES personal service of any and all process and irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified mail, postage prepaid, to the undersigned at the last address of the undersigned of which the Agent then has written notice, such service to become effective five (5) business days after such mailing.

          (c) The undersigned WAIVES, at the option of Agent, any objection based on forum non conveniens and any objection to venue of any action or proceeding instituted hereunder and consents to the granting of such legal or equitable remedy as is deemed appropriate by the court in which the Agent initiates the subject action.

          (d) Nothing herein shall affect the right of the Agent to bring legal actions or proceedings in any other competent jurisdiction.

          BROAD SCOPE OF GUARANTY. Subject to the Limited Recourse provisions, if any, set forth below, it is the intention of the undersigned that the provisions of the within Guaranty and indemnification be liberally construed to the end that the Agent may be put in as good a position as if the Borrowers had promptly, punctually, and faithfully performed all Liabilities and that the undersigned had promptly, punctually, and faithfully performed hereunder.

          SEVERABILITY. Any determination that any provision herein is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance and shall not affect the validity, legality, or enforceability of any other provision contained herein.


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          TERMINATION. Subject to the Limited Recourse provisions set forth below, the obligations of the undersigned hereunder shall remain in full force and effect as to all Liabilities, without regard to any reduction of the Liabilities (other than on account of payments made pursuant to the within Guaranty) and this Guaranty shall continue to be effective or, if previously terminated, shall be automatically reinstated, without any further action, if at any time payment made or value received with respect to a Liability is rescinded or must otherwise be returned by the Agent upon the insolvency, bankruptcy or reorganization of the Borrowers, or otherwise, all as though such payment had not been made or value received.

          NOTICES. All notices and other communications hereunder shall be in writing and shall be delivered in accordance with Article 12 of the Loan Agreement.

          MISCELLANEOUS. The undersigned represents and certifies that, prior to the execution of this Guaranty, the undersigned had carefully read and reviewed all of the provisions of this Guaranty and had been afforded an opportunity to consult with counsel independently selected by the undersigned. The undersigned further represents and certifies that the undersigned has freely and willingly executed this Guaranty with full appreciation of the legal effect of this Guaranty. The undersigned recognizes that the titles to the paragraphs of the within Guaranty are for ease of reference; are not part of this Guaranty; and do not alter or affect substantive provisions hereof.

          WAIVER OF JURY TRIAL. The undersigned makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agent, in the establishment and maintenance of the Agent's relationship with the Borrowers and the undersigned, is relying thereon. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ANY PRESENT OR FUTURE RIGHT OF THE UNDERSIGNED, THE BORROWERS OR ANY ENDORSER OR ANY OTHER GUARANTOR OF THE BORROWERS, OR ANY OTHER SIMILAR PERSON, TO A TRIAL BY JURY OF ANY CASE OR CONTROVERSY IN WHICH THE AGENT IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE AGENT OR IN WHICH THE AGENT IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN


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RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE UNDERSIGNED, THE BORROWERS,
ANY SUCH PERSON, AND THE AGENT.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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      In witness whereof, the undersigned has caused this guaranty to be executed as of the 22 day of May, 2001 by one of its officers thereunto duly authorized.

                                     Harrison Investment Corp.


                                     /s/ Daniel L. Anderton
                                     ----------------------
                                     By:  Daniel L. Anderton
                                     Title:  Vice President


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